SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):     January 5, 2001

                                Tritel PCS, Inc.
                                ----------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                   333-82509                 64-0896438
         --------                   ---------                 ----------
      (State or Other              (Commission               (IRS Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)

                          1010 N. Glebe Road, Suite 800
                               Arlington, VA 22201
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:   (703) 236-1100

                        111 E. Capitol Street, Suite 500
                           Jackson, Mississippi 39201
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         On January 5, 2001, TeleCorp PCS, Inc. issued a press release that announced fourth quarter net customer additions, the creation of a new management team and the purchase of 10 MHz D-Block licenses from ALLTEL. A copy of the press release is attached hereto as Exhibit 99.2, and is incorporated herein by reference.

         Pursuant to Rule 135c of the Securities Act, on January 11, 2001, TeleCorp PCS, Inc. issued a press release that announced the proposed private offering of unsecured notes by Tritel PCS, Inc. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c) The following exhibits are filed with this report:

  Exhibit Number                            Description
  --------------                            -----------
  99.1              Press Release of TeleCorp PCS, Inc. dated January 5, 2001.
  99.2              Press Release of TeleCorp PCS, Inc. dated January 11, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Tritel PCS, Inc.

Date: January 16, 2001
                                          By:   /s/ Thomas H. Sullivan
                                                -------------------------------
                                                Thomas H. Sullivan
                                                Chief Financial Officer

                                  Exhibit Index
                                  -------------

Exhibit                 Description
-------                 -----------

99.1              Press Release of TeleCorp PCS, Inc. dated January 5, 2001.
99.2              Press Release of TeleCorp PCS, Inc. dated January 11, 2001.